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                                                                   EXHIBIT 10.21

                              EMPLOYMENT AGREEMENT

                                AMENDMENT NO. 1

        This Agreement is made as of the 30th day of April, 1996, and amends the Employment Agreement between Bachman Information Systems, Inc., a Massachusetts corporation (the "Company"), and Peter J. Boni of Falmouth, Massachusetts (the "Employee").

        In consideration of the premises and the mutual promises hereinafter set forth, the Company and the Employee agree as follows:

1. The Employment Agreement is hereby amended by deleting paragraph 3 in its entirety and by substituting therefor the following new paragraph 3:

        3. TERM OF EMPLOYMENT. Subject to Section 10 of this Agreement, this Agreement shall terminate on August 3, 1999.

2. All other terms of the Employment Agreement shall remain in full force and effect.

        IN WITNESS WHEREOF, the Company and the Employee have executed this Agreement on the date first above written.

                                        BACHMAN INFORMATION SYSTEMS, INC.

                                        By:  /s/ Eugene DiDonato
                                           ------------------------------

                                             /s/ Peter J. Boni
                                           ------------------------------
                                                 Peter J. Boni